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                                                                    Exhibit 32.1

                            ACCOMPANYING CERTIFICATE
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            Furnished Pursuant to the Securities Exchange Act of 1934

The undersigned Chief Executive Officer of Harvest Natural Resources, Inc. (the "Company") does hereby certify as follows:

Solely for the purpose of meeting the apparent requirements of Section 906 of the Sarbanes-Oxley Act of 2002, and solely to the extent this certification may be applicable to this Quarterly Report on Form 10-Q, the undersigned hereby certifies that this Quarterly Report on Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in this Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by the report.

Dated: November 12, 2003               By: /s/ Peter J. Hill
                                           ----------------------------------
                                           Peter J. Hill
                                           President and Chief Executive Officer

                            ACCOMPANYING CERTIFICATE
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            Furnished Pursuant to the Securities Exchange Act of 1934

The undersigned Chief Financial Officer of Harvest Natural Resources, Inc. (the "Company") does hereby certify as follows:

Solely for the purpose of meeting the apparent requirements of Section 906 of the Sarbanes-Oxley Act of 2002, and solely to the extent this certification may be applicable to this Quarterly Report on Form 10-Q, the undersigned hereby certifies that this Quarterly Report on Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in this Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by the report.

Dated: November 12, 2003               By: /s/ Steven W. Tholen
                                           -------------------------------------
                                           Steven W. Tholen
                                           Senior Vice President,
                                           Chief Financial Officer and Treasurer